SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: MARCH 27, 2003 (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 25, 2003

                              VISUAL NETWORKS, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     000-23699               52-1837515
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYER
         INCORPORATION                                       IDENTIFICATION NO.)


                                2092 GAITHER ROAD
                            ROCKVILLE, MARYLAND 20850
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (301) 296-2300


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a)    Financial Statements of Business Acquired - Not Applicable.

b)    Pro Forma Financial Information - Not Applicable.

c)    Exhibits:

99.1 Certification of Chief Executive Officer and Acting Principal Financial Officer dated March 25, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On March 25, 2003, Visual Networks' filing of its Annual Report on Form 10-K for the year ended December 31, 2002 was accompanied by certification of its Chief Executive Officer, who is also its principal financial officer, pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002. A copy of this Section 906 certification is attached hereto as exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information contained in such sworn certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such sworn statements and certifications be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VISUAL NETWORKS, INC.

                                       By:  /s/ Peter J. Minihane
                                           ------------------------------------
                                           Peter J. Minihane
                                           President and Chief Executive Officer

Dated:  March 26, 2003